                                                                 Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                            ______________________

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                            ______________________


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                              Identification No.)


      100 Wall Street, New York, NY                           10005
(Address of principal executive offices)                    (Zip Code)

                            ______________________

                           FOR INFORMATION, CONTACT:
                          Dennis Calabrese, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                           Telephone:  (212) 361-2502
                            ______________________


                            RUBBERMAID INCORPORATED
              (Exact name of obligor as specified in its charter)

             Ohio                                      34-0628700
(State or other jurisdiction of                    (I. R. S. Employer
incorporation or organization)                     Identification No.)

Rubbermaid Incorporated
1147 Akron Road
Wooster, Ohio                                            44691-6000
(Address of principal executive offices)                 (Zip Code)

                            ______________________

                             SENIOR DEBT SECURITIES

Item 1.          GENERAL INFORMATION.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                                  Name                        Address
                                  ----                        -------

                        Comptroller of the Currency           Washington, D. C.

         (b)     Whether it is authorized to exercise corporate trust powers.

                 Yes.

Item 2.          AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                 None.

Item 16.          LIST OF EXHIBITS.

         Exhibit 1.       Articles of Association of First Trust of New York,
                          National Association,   incorporated herein by
                          reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
                          Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to
                          Exhibit 4 of Form T-1, Registration No. 33-55851.

         Exhibit 5.       Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1995, published pursuant to law or the requirements of its supervising or examining authority.

        Exhibit 8.        Not applicable.

        Exhibit 9.        Not applicable.





                                   SIGNATURE


                 Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of January, 1996.

                                        FIRST TRUST OF NEW YORK,
                                           NATIONAL ASSOCIATION


                                        By:  /s/ David K. Leverich
                                            ---------------------------
                                               David K. Leverich
                                               Vice President

                                                                       Exhibit 7
                                                                       --------

                         FIRST TRUST OF NEW YORK, N. A.
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/95

                                    ($000'S)

                                                                      9/30/95
                                                                  --------------
ASSETS
    Cash and Due From Depository Institutions                        $24,941

    Federal Reserve Stock                                             3,150

    Fixed Assets                                                       766

    Intangible Assets                                                68,445

    Other Assets                                                      7,138
                                                                  -------------
         TOTAL ASSETS                                              $104,440
                                                                  =============

LIABILITIES
    Other Liabilities                                                 1,134
                                                                  -------------
    TOTAL LIABILITIES                                                 1,134


EQUITY
    Common and Preferred Stock                                        1,000

    Surplus                                                          104,000

    Undivided Profits                                                (1,733)
                                                                  -------------
         TOTAL EQUITY CAPITAL                                       103,267

TOTAL LIABILITIES AND EQUITY CAPITAL                               $104,440
                                                                  =============
======================================================================================

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.



By:/s/ David K. Leverich
   -------------------------
         Vice President

Date:  January 23, 1996